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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) - MAY 31, 2002
                                                            -------------



                         NORTH FORK BANCORPORATION, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)





       DELAWARE                        1-10458               36-3154608
----------------------------       ---------------           ----------
(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                    File Number)           Identification No.)



 275 BROADHOLLOW ROAD
  MELVILLE, NEW YORK                                                    11747
  ---------------------------------------------------------------------------
 (Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code:              (631) 844-1004
                                                                 --------------





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ITEM 9.    REGULATION FD DISCLOSURE
-----------------------------------

         North Fork Bancorporation, Inc. announced today that it the will be presenting at the Goldman, Sachs & Co. Bank Conference in New York on Monday, June 3 at 11:00 a.m. (EST). Goldman, Sachs & Co. will provide live audio-only webcasting of North Fork's presentation at the conference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------




(a)      Financial Statements of the Business Acquired.
         Not Applicable


(b)      Pro Forma Financial Information
         Not Applicable


(c)      Exhibits
         99.1     Press Release dated May 31, 2002





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                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    June 3, 2002











NORTH FORK BANCORPORATION, INC.


 By:   /s/  Daniel M. Healy


       -------------------------------
       Daniel M. Healy
       Executive Vice President
       Chief Financial Officer


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